UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2022

META MATERIALS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Research Drive Dartmouth, Nova Scotia, Canada	B2Y 4M9
(Address of principal executive offices)	(Zip Code)

(902) 482-5729

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Director

On August 14, 2022, Ram Ramkumar notified Meta Materials Inc. (the “Company”) of his resignation as director and Chair of the Company’s board of directors (the “Board”), effective August 14, 2022. Mr. Ramkumar resigned from the Board and moved into a Strategic Advisor role in order to focus his efforts on new and existing opportunities. Mr. Ramkumar’s resignation from the Board was not the result of any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

(d) Election of Director

On August 16, 2022, the Board, upon the recommendation of the Governance and Nominating Committee of the Board, appointed John R. Harding to fill the vacancy on the Board created by the resignation of Mr. Ramkumar and determined that Mr. Harding does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Mr. Harding will serve as a member of the Board until the Company’s 2022 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal, effective immediately. Mr. Harding was also appointed Chair of the Board. At the time of his appointment to the Board, Mr. Harding was not, and is not expected to be, named to any committee of the Board.

Mr. Harding, age 67, has served on the board of directors of Qorvo, Inc. since January 2015. From 2006 until 2015, he served as a director of RF Micro Devices, Inc. Mr. Harding has served as a consultant in the fabless semiconductor design and manufacturing field as the General Partner of Harding Partners, LP since January 2020. Mr. Harding co-founded eSilicon Corporation (“eSilicon”), a privately held company that designed and manufactured complex, custom chips for a broad portfolio of large and small firms. He served as President and Chief Executive Officer of eSilicon from its inception in March 2000 until it was acquired by Inphi Corporation (and concurrently sold certain assets to Synopsys, Inc.) in January 2020. Before starting eSilicon Corporation, Mr. Harding served as President, Chief Executive Officer and a director of publicly traded Cadence Design Systems, Inc., which acquired his former employer, Cooper & Chyan Technology, Inc. Mr. Harding held a variety of senior management positions at Zycad Corporation, and his career also includes positions with TXL and IBM Corporation. From 2012 to 2016, Mr. Harding served on the board of directors of Advanced Micro Devices, Inc. Mr. Harding has also held leadership roles at Drew University, where he was Vice Chairman of the Board of Trustees, and Indiana University, where he was a member of the Advisory Board for the School of Public and Environmental Affairs and currently serves as a Research Follow for the Institute of Development Strategies at the School of Public and Environmental Affairs.

In addition, Mr. Harding has served as a member of the Steering Committee at the U.S. Council on Competitiveness and was a former member of the National Academies Committee for Software, Growth and the Future of the U.S. Economy. From 2004 to 2020, Mr. Harding served as a member of the board of directors of the Global Semiconductor Alliance. Mr. Harding currently serves on the board of directors of SandFirst, Inc., an Electronic Design Automation (EDA) company launched in April 2021. He is a frequent international speaker on the topics of innovation, entrepreneurship and semiconductor trends and policies. Mr. Harding brings to the Board a deep understanding of the challenges facing semiconductor companies gained from his experience as Chairman and Chief Executive Officer of eSilicon Corporation. Additionally, Mr. Harding has substantial operational experience, business acumen and expertise in corporate strategy development.

There are no arrangements or understandings between Mr. Harding and any other person pursuant to which Mr. Harding was appointed to serve on the Board. There are no family relationships between Mr. Harding and any other director or executive officer of the Company, and there have been no transactions between Mr. Harding and the Company in the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment to the Board, Mr. Harding received 32,065 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and will receive (i) an annual cash retainer equal to $45,000 as compensation for his service on the Board and payable in quarterly arrears; and (ii) a cash retainer equal to $15,000 as compensation for his role as non-executive Chair of the Board.

The Company also entered into an indemnification agreement with Mr. Harding in the same form as its standard form of indemnification agreement with its other directors.

Item 7.01	Regulation FD Disclosure.

On August 17, 2022, the Company issued a press release announcing the matters described herein. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release, dated August 17, 2022, issued by Meta Materials Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

META MATERIALS INC.

Date: August 18, 2022	By:	/s/ Ken Rice
Ken Rice
Chief Financial Officer & Chief Operating Officer